Exhibit 99.4
Company Update June 2008

Safe Harbor "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation includes forward- looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as Conexant or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements in this release that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to: pricing pressures and other competitive factors; our ability to timely develop and implement new technologies and to obtain protection for the related intellectual property; the cyclical nature of the semiconductor industry and the markets addressed by our products and our customers' products; volatility in the technology sector and the semiconductor industry; our successful development of new products; the timing of our new product introductions and our product quality; demand for and market acceptance of our new and existing products; our ability to anticipate trends and develop products for which there will be market demand; the availability of manufacturing capacity; changes in our product mix; product obsolescence; the ability of our customers to manage inventory; the risk that capital needed for our business and to repay our indebtedness will not be available when needed; the risk that the value of our common stock may be adversely affected by market volatility; our ability to successfully complete and close any pending or planned acquisitions or divestitures on a timely basis; the substantial losses we have incurred; the uncertainties of litigation, including claims of infringement of third-party intellectual property rights or demands that we license third-party technology, and the demands it may place on the time and attention of our management and the expense it may place on our company; general economic and political conditions and conditions in the markets we address; and possible disruptions in commerce related to terrorist activity or armed conflict, as well as other risks and uncertainties, including those detailed from time to time in our Securities and Exchange Commission filings. The forward-looking statements are made only as of the date hereof. We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

The New Conexant

Conexant Senior Management Team Scott Mercer, CEO Christian Scherp, President Karen Roscher, CFO Overall Company Strategy Financial Performance Financial Strategy Product Strategy BU Performance Customer Relationships Financial Management Business Planning Investor Relations 25 Years - Tech Industry Conexant Board - 5 Years Serves on 5 Tech Boards 18 Years - Tech Industry VP GM Infineon SVP Worldwide Sales CNXT MSEE and MBA 26 Years Tech Industry - Motorola and Freescale CPA and MBA Focus Experience

Broadband Media Processing Broadband Media Processing Sale of Set-top Box business to NXP Retain access to all IP Strategic Restructuring 2007 Wireless Networking Broadband Access Imaging and PC Media Wireless Networking Discontinue investments Retain WiFi IP for DSL gateway products Strategy

Broadband Access Imaging and PC Media 2008 Strategy Focus and grow existing segment Leverage strengths to enter new high-growth markets Focus on high-growth markets such as VDSL, PON, and CPE gateway Strategic Restructuring Eliminated unprofitable businesses Reduced operating expenses Improved financial performance - generating positive cash flow Reduced total headcount from 2,900 to 1,500 Focus on growth markets targeting No.1 or No. 2 positions Results

The New Conexant Revenue Broadband Access Imaging and PC Media 1st Qtr 2nd Qtr East 195 270 60% 40% VDSL #2 SHDSL #1 PON #3 Two Businesses with Leadership Positions Across Major Segments Video #2 Audio #3 Modems #1

2007 2008 2009 2010 2011 ADSL 640 605.6 536.64 441.56 369.63 VDSL 115.36 152.8 210 300 360 SHDSL 43 43 41 41 40 PON 4 40 65 78 100 Modem 300 221 184 150 119 Imaging 1000 900 800 800 800 Video 300 521 751 850 1000 Audio 400 519 670 800 950 The Conexant Opportunity Conexant Total Semiconductor TAM ($M) $ CAGR = 7% Conexant is Targeting a Growing $3B Market Source: Dell'Oro, IDC, Conexant internal analysis

Imaging and PC Media "IPM" Opportunity

Diversification of IPM PC TV Video Surveillance PC Modems Point of Sale Set-top Box Industrial PC Audio Speakers Audio Subsystems Audio Video MFP Fax Imaging Modems IPM Today Less than 20 Percent of FY09 Revenue from PC Modems Universal Access 2006 PC Modem/Fax PC Audio PC TV

IPM Products and Customers

CONEXANT

	Product Segments	Products	Key Customers
Imaging #2	MFP Fax	▪ Fax datapump ▪ Fax and MFP system solution controllers (SoC)	Sharp, Panasonic, Brother, Samsung, Canon, HP, Lexmark
Video #2	PCTV Video Surveillance	▪ Decoders, demodulators, MPEG compression/ decompression engine ▪ Decoders, media bridges	Dell, Lenovo, HP, Hauppauge, Acer, AVerMedia, Pinnacle, Tyco, Hitachi
Audio #3	PC Audio Speakers Audio Subsystems	▪ HD Audio ICs ▪ Speakers-on-a-chip ▪ HD audio codecs	HP, Toshiba, Lenovo, Polycom, Dell, Acer
Modems #1	PC Modems Industrial, POS, Set-top Box	▪ "Soft" and controller-based dial-up modems	HP, Sharp, Humax, Dell Acer, VeriFone, Hypercom, Ingenico, Lenovo, Sony, Huawei

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IPM Market Opportunity FY07 FY08 FY09 FY10 FY11 Modem 300 221 184 150 119 Imaging 1000 900 800 800 800 Video 300 521 751 850 1000 Audio 400 519 670 800 950 Source: IDC, Conexant internal analysis IPM Market Offers a Significant Growth Opportunity IPM Total Semiconductor TAM ($M) $ CAGR = 7%

IPM Competitive Advantage Extensive IP portfolio and technical expertise DSP, analog and mixed signal design, and software/firmware expertise In-depth understanding of voice processing and video technologies Computing and imaging application and system knowledge In-depth understanding of system and subsystem requirements Customer base comprised of market leaders Solid, long-term business relationships of up to 15 years Deep understanding of customers' products, strategies, and decision processes Access to customers' ecosystems Enhanced go-to-market model via distribution and channel partner strategy Leadership Positions in Imaging, Video, Audio, and Modems

Broadband Access "BBA" Opportunity

BBA Products and Customers

	Product Segments	Products	Key Customers
ADSL #2	CO CPE Data Only CPE Gateway IAD	▪ 16 & 24 port SoCs ▪ Gateway SoCs w/int. network processor, Wi-Fi, VoIP, VPN	**Huawei, ZTE, Alcatel-Lucent, Siemens, Netgear, Linksys, Dare, Foxconn, Nokia-Siemens,**
VDSL #2	CO CPE Data Only CPE Gateway IAD	▪ 8-port SoC ▪ Gateway SoC w/int. network processor, VoIP, GbE, packet and encryption accelerator, pair bonding	**Alcatel-Lucent, NEC, Motorola, 2Wire, Ericsson, ZTE, Alpha, Zyxel, Zhone**
SHDSL #1	CO CPE Data Only	▪ Multi-channel PHY w/network processor	**Alcatel-Lucent, Cisco, Nokia-Siemens, Huawei**
PON #3	ONT Gateway ONT IAD	▪ GPON gateway SoCs w/int. MAC/framer, VoIP, GbE, packet and encryption accelerator, L2 switch ▪ BPON MAC/Framer	**Alcatel-Lucent** **Others** (not announced)

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BBA Market Opportunity 2007 2008 2009 2010 2011 ADSL 640 605.6 536.64 441.56 369.63 SHDSL 43 43 41 41 40 VDSL 115.36 152.8 210 300 360 PON 4 40 65 78 100 Source: IDC, Dell'Oro, Conexant internal analysis BBA Total Semiconductor TAM ($M) A Market Environment with Growth Opportunities in VDSL and PON

Leadership in DSL Shipments Source: Dell'Oro & Conexant Estimates - March 2008 Conexant TI Infineon Broadcom Ikanos Others 6% 9% 31% 32% 11% 11% Conexant Shipped Over 53M DSL Ports in 2007 170M Worldwide DSL Port Shipments in 2007

Leadership in DSL Deployments Conexant Has Shipped Over 280M DSL Ports to Date Our DSL Technology is Deployed at Over 50 Major Service Providers Worldwide

BBA Competitive Advantage Strong expertise in DSP, network processors, mixed signal, and software enables complete solutions and faster time to market Complete end-to-end portfolio ensures compatible products for faster ADSL, VDSL, SHDSL, and PON deployments Strong partnership with Tier-1 OEMs, ODMs, and more than 50 operators worldwide Largest ADSL footprint worldwide with leading set of CO and CPE customers Exclusive provider of VDSL technology for AT&T Established PON business with Alcatel-Lucent for AT&T Targeting Products that Take Advantage of Operator Investments in VDSL and PON, Driven by IPTV and Triple-play Services

Financial Review

Reverse Stock Split The Conexant board of directors voted to effect a reverse stock split at a one-for-10 ratio, effective June 27, 2008 Conexant's resulting shares outstanding will be approximately 49.4 million

Recent Financial Accomplishments Delivered on commitment to cut costs Reduced OPEX by 20% in the past three quarters Reduced OPEX as a percentage of revenue by 8 points Achieved significant cost savings through headcount reductions and unprofitable product line reductions Improved cash-flow performance Reduced debt through non-core asset sales $54M of senior secured notes retired in Q2 FY08

Impact of BMP Sale to NXP Gross margin will improve approximately 5 percentage points R&D will decline by more than $20M or about 5 percent of revenue Will generate cash on an operating basis Majority of proceeds will be offered to senior secured note holders

($0.17) to ($0.06) Reconfirming Q3 Guidance with Performance Expected at Top of the Range after Reverse Stock Split Q3 FY08 (Core) Third Fiscal Quarter Guidance Revenue Gross Margin Operating Expenses Operating Income Core Earnings Per Share $167M - $171M 44.5% - 45.5% $72M - $74M $0M - $5M Financial information contained herein is presented as non-GAAP

Q4 Guidance After Reverse Stock Split Q4 FY08 (Core) Fourth Fiscal Quarter Guidance Revenue Gross Margin Operating Expenses Operating Income Core Earnings Per Share Before discontinued operations $115M - $120M 49.5% - 50.5% $45M - $47M $0.08 to $0.12 $12M - $14M Financial information contained herein is presented as non-GAAP

Financial Opportunities Growing revenue Aggressively managing expense base Consistent, positive operating and free cash flow Debt reduction Driving Future Value

The New Conexant Opportunity

The New Conexant Opportunity Delivered on restructuring initiatives Eliminated unprofitable businesses Improved financial performance Generating positive cash flow Focused on No.1 or No.2 market positions in growing $3B market Diversified IPM product portfolio addresses growth opportunities in audio, video, and imaging Plan to leverage growth in IPTV and Triple-play services Committed to delivering profitable growth 5% -10% revenue growth, 50% gross margins, and 15% operating income